                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Internet America, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [X]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                            [INTERNET AMERICA LOGO]

                             INTERNET AMERICA, INC.
                         350 NORTH ST. PAUL, SUITE 3000
                              Dallas, Texas 75201
                                 (214) 861-2500


                                October 28, 1999


         RE:      ADDITIONAL SOLICITING MATERIALS


Dear Shareholder:

         Enclosed please find an amendment to the Proxy Statement for the Special Meeting of Shareholders of Internet America, Inc., a Texas corporation, to be held at 10:00 a.m., local time, on November 22, 1999, at the Adam's Mark Hotel, 400 North Olive Street, Dallas, Texas 75201.

         The Quorum and Voting section on page 4 of the Proxy Statement contained incorrect information with respect to the votes required to approve the Merger Agreement and the transactions contemplated thereby. Enclosed is a revised Quorum and Voting section containing the correct information.

         We apologize to you for this oversight.  Thank you for your support.

                                           Sincerely,


                                           /s/ ELIZABETH PALMER DAANE
                                           ------------------------------
                                           Elizabeth Palmer Daane
                                           Secretary

                             INTERNET AMERICA, INC.
                         350 NORTH ST. PAUL, SUITE 3000
                               DALLAS, TEXAS 75201
                                 (214) 861-2500







                                 ---------------

                          AMENDMENT TO PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                                 ---------------




                                 ---------------

                          TO BE HELD NOVEMBER 22, 1999

                                 ---------------

         The Quorum and Voting section set forth on page 4 of the Proxy Statement for the Special Meeting of the Shareholders of Internet America, Inc. (the "Proxy Statement") is amended and restated in its entirety as follows (capitalized terms used herein shall have the meanings ascribed to them in the Proxy Statement, unless otherwise defined herein):

                                QUORUM AND VOTING

         The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. Each share represented at the Special Meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in such holder's name.

         Under the applicable rules of the Nasdaq National Market ("Nasdaq Rules"), the approval of the Merger Agreement and the transactions contemplated thereby, including, without limitation, the issuance of shares of Common Stock thereunder, requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Special Meeting, entitled to vote thereon and who have cast a vote, provided a quorum is present. In order to comply with the Nasdaq Rules, approval of the Option Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Special Meeting, entitled to vote thereon and who have cast a vote, provided a quorum is present.

         Abstentions may be specified with respect to the proposals. A properly executed proxy marked "ABSTAIN" with respect to any proposal will be counted as present for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the meeting with respect to the indicated proposal. Accordingly, since the affirmative votes described above are required for approval of the proposals, a proxy marked "ABSTAIN" with respect to any such proposal will have the effect of a vote against such proposal.

         The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), if any, as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter requiring discretionary voting, broker non-votes will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Brokers or nominees do not have discretionary power to vote with respect to either proposal referred to above. Accordingly, broker non-votes on these proposals will not be counted in favor of or against either proposal, but will be counted toward a quorum.


Dallas, Texas
October 28, 1999